UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                Second Amendment


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 19, 2004
                        ---------------------------------
                        (Date of earliest event reported)

                             CGI HOLDING CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                        Nevada                   33-19980-D
           -------------------------------  ----------------------
           (State or other jurisdiction of   (Commission File No.)
                    incorporation)


                                   87-0450450
                       ---------------------------------
                       (IRS Employer Identification No.)


                             100 North Waukegan Road
                                    Suite 100
                           Lake Bluff, Illinois 60044
                   -----------------------------------------
                    (Address of Principal Executive Offices)

                                 (847) 615-2890
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CGI Holding Corporation, a Nevada corporation (the "Company") is filing this Current Report on Form 8-K/A in order to amend its amended Form 8-K/A filed on November 4, 2004 (SEC File No. 33-19980-D), and incorporated herein by reference, to provide a correction to certain financial information provided with respect to the acquisition of WebCapades, Inc. Included in this report is the corrected pro forma statement of profit and loss for the six month period ended June 30, 2004. There was a typographical error in the total column on the sales line. This number was incorrectly reported as $1,664,153 while the total of the sales should have been $11,664,153. Item 9.01 of this Current Report on Form 8-K/A contains the corrected supplemental financial information.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Pro Forma Financial Information.

Attached hereto is the corrected pro forma statement of profit and loss for the six month period ended June 30, 2004. There was a typographical error in the total column on the sales line. This number was incorrectly reported as $1,664,153 while the total of the sales should have been $11,664,153.

This Current Report on Form 8-K/A and attachments hereto contain forward-looking statements. These statements reflect our current understanding with respect to planned future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward looking statements represent our estimates and assumptions only as of the date of this report, and we do not assume any obligation to update any of these statements.


         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 8, 2004

CGI HOLDING CORPORATION.

By:   /s/ Gerard M. Jacobs
    -------------------------------------------------
Name:     Gerard M. Jacobs
Title:    President and Chief Executive Officer

(b)  PRO FORMA FINANCIAL INFORMATION.

                          CGI HOLDING CORPORATION, INC.
                       PRO FORMA STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2004

                                                         Pro Forma      Total
                                    CGI      WebCapades Adjustments
                                 ---------- ----------- ------------ ----------

SALES                             8,399,436   3,264,717              11,664,153

COST OF GOODS SOLD                3,524,562     825,528               4,350,090
                                 ---------- ----------- ------------ ----------
GROSS PROFIT                      4,874,874   2,439,189               7,314,063

SELLING, GENERAL AND
ADMINISTRATIVE EXPENSES           2,776,853     915,072   A  91,483   3,783,408
                                 ---------- ----------- ------------ ----------
INCOME FROM OPERATIONS            2,098,021   1,524,117     (91,483)  3,530,655
                                 ---------- ----------- ------------ ----------
OTHER INCOME (EXPENSES)
    Impairment of Assets           (50,000)           -                (50,000)
    Other Income(Expense)          112,905       10,978                123,883
    Interest Income                    256            -                    256
    Interest Expense               (28,100)           -                (28,100)
                                 ---------- ----------- ------------ ----------
TOTAL OTHER INCOME (EXPENSE)        35,061       10,978                 46,039
                                 ---------- ----------- ------------ ----------
INCOME BEFORE INCOME TAX
PROVISION                        2,133,082    1,535,095     (91,483) 3,576,694

TOTAL INCOME TAX PROVISION         707,611            -   B 577,656   1,285,267
                                 ---------- ----------- ------------ ----------
NET INCOME FROM
CONTINUING  OPERATIONS           1,425,471    1,535,095    (669,139)  2,291,427
                                 ========== =========== ============ ==========

BASIC NET INCOME PER COMMON SHARE
FROM CONTINUING OPERATIONS                                                $0.09
                                                                    ===========
BASIC WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                                            25,991,586
                                                                    ===========

FULLY DILUTED NET INCOME PER COMMON SHARE
FROM CONTINUING OPERATIONS                                               $0.07
                                                                    ===========
FULLY DILUTED WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                                            31,613,678
                                                                    ===========
PRO FORMA ADJUSTMENTS

Note A - Intangible Asset Amortization

This adjustment reflects the amount of amortization that would have been recognized from the acquired intangible assets during the period reflected.

Note B - Income Tax Adjustment

This adjustment reflects the estimated combined income tax affect that would have been recognized using applicable state and federal tax rates in effect during the periods presented.